Dreyfus Balanced Opportunity Fund

Prospectus March 29, 2018	Class J Shares

Ticker symbol: THPBX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	7
Investment Risks	8
Management	12
Shareholder Guide

Buying and Selling Shares	14
General Policies	16
Distributions and Taxes	18
Services for Fund Investors	19
Financial Highlights	21
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks high total return through a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.80
Other expenses	.20
Total annual fund operating expenses	1.00
Fee waiver and/or expense reimbursement*	(.05)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.95

*The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until March 29, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .95%.  On or after March 29, 2019, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$313	$548	$1,220

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 97.15% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund invests in a diversified mix of stocks and fixed-income securities. The fund selects securities that, in the portfolio managers' judgment, will result in the highest total return consistent with preservation of principal. The fund varies the mix of stocks and bonds from time to time, but normally the fund allocates between 25% and 50% of its assets to fixed-income securities and between 75% to 50% of its assets to equities. The fund has appointed an asset allocation manager who will allocate fund assets among the fund's equity portfolio managers and the fund's fixed-income portfolio manager, based on an assessment of the relative return and risk of each asset class, analyzing several factors, including general economic conditions, anticipated future changes in interest rates and the outlook for stocks generally.

In seeking to achieve a high relative risk-adjusted return on the fund's equity investments, the equity managers create a broadly diversified equity portfolio for the fund that includes a blend of growth stocks and value stocks. Stock selection is made through extensive quantitative and fundamental research. The fund may invest up to 20% of its assets in foreign equity securities.

The fixed-income portion of the fund's portfolio may include corporate bonds, debentures, notes, mortgage-related securities, including collateralized mortgage obligations (CMOs), asset-backed securities, convertible securities, municipal obligations, zero coupon bonds and money market instruments. The fund invests principally in securities that, when purchased, are rated investment grade (i.e., Baa/BBB or higher) or are the unrated equivalent as determined by The Dreyfus Corporation, and in securities that are issued or guaranteed by the U.S. government, including Treasury inflation-protected securities (TIPS). The fund has no limit with respect to its portfolio maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's portfolio managers to allocate effectively the fund's assets among the equity and fixed-income securities. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which currently are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries currently are at or near historic lows. The Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

• Asset-backed securities risk. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Zero coupon securities risk. Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay cash interest throughout the period to maturity, the fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. The Internal Revenue Code requires the holder of a zero coupon security to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income tax, the fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class J shares from year to year. Sales charges, if any, are not reflected in the bar chart, and, if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of a Customized Blended Index, which is comprised of 60% S&P 500® Index (S&P 500) (which measures large-cap U.S. equities) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays Aggregate) (which measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market), to show how the fund's performance compares to a mix of equities and bonds, and to two broad measures of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class J
Best Quarter Q3, 2009: 13.22% Worst Quarter Q4, 2008: -15.71%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/17)
Class	1 Year	5 Years	10 Years
Class J returns before taxes	11.80%	9.92%	6.04%
Class J returns after taxes on distributions	10.37%	8.68%	5.26%
Class J returns after taxes on distributions and sale of fund shares	7.65%	7.69%	4.74%
S&P 500, reflects no deductions for fees, expenses or taxes	21.82%	15.78%	8.49%
Bloomberg Barclays Aggregate, reflects no deductions for fees, expenses or taxes	3.54%	2.10%	4.01%
Customized Blended Index (60% S&P 500 and 40% Bloomberg Barclays Aggregate), reflects no deductions for fees, expenses or taxes	14.21%	10.25%	6.98%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Keith Stransky, CFA, is the fund's primary asset allocation portfolio manager, a position he has held since March 2007. Mr. Stransky is the Chief Investment Officer (Traditional) and a Senior Portfolio Manager for EACM Advisors LLC, an affiliate of Dreyfus. Brian Ferguson, John C. Bailer, George E. DeFina, Mark A. Bogar, CFA, James A. Lydotes, CFA, and Andrew Leger are the fund's primary equity portfolio managers. Mr. Ferguson has held this position since March 2007. Messrs. Bailer and DeFina have held this position since December 2015. Messrs. Bogar, Lydotes and Leger have held this position since September 2016. Mr. Ferguson is a senior managing director and the senior portfolio manager of the U.S. Large Cap Value Equity Team at BNY Mellon Asset Management North America Corporation (BNY Mellon AMNA), an affiliate of Dreyfus. Mr. Bailer is a senior managing director and a senior portfolio manager of U.S. dividend-oriented and large-cap strategies at BNY Mellon AMNA. Mr. DeFina is a director, portfolio manager and senior quantitative analyst at BNY Mellon AMNA. Mr. Bogar is a senior managing director, portfolio manager and head of the global equity team at BNY Mellon AMNA. Mr. Lydotes is a managing director, portfolio manager and senior research analyst at BNY Mellon AMNA. Mr. Leger is a director and senior research analyst at BNY Mellon AMNA. David Bowser, CFA, is the fund's primary fixed-income portfolio manager, a position he has held since March 2008. Mr. Bowser is a managing director and senior portfolio manager for the Global Multi-Sector Investment team at BNY Mellon AMNA. Each portfolio manager also is an employee of Dreyfus.

Purchase and Sale of Fund Shares

Class J shares of the fund are offered only to current Class J shareholders. The minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks high total return through a combination of capital appreciation and current income. To pursue its goal, the fund invests in a diversified mix of stocks and fixed-income securities. The fund selects securities that, in the portfolio managers' judgment, will result in the highest total return consistent with preservation of principal. The fund varies the mix of stocks and bonds from time to time, but normally the fund allocates between 25% and 50% of its assets to fixed-income securities and between 75% to 50% of its assets to equities. The fund has appointed an asset allocation manager who will allocate fund assets among the fund's equity portfolio managers and the fund's fixed-income portfolio manager, based on an assessment of the relative return and risk of each asset class, analyzing several factors, including general economic conditions, anticipated future changes in interest rates and the outlook for stocks generally.

In seeking to achieve a high relative risk-adjusted return on the fund's equity investments, the equity managers create a broadly diversified equity portfolio for the fund that includes a blend of growth stocks and value stocks. The fund may invest up to 20% of its assets in foreign equity securities (i.e., issued by companies organized under the laws of countries other than the United States). Stock selection is made through extensive quantitative and fundamental research. In choosing stocks, the equity managers seek companies that possess some or all of the following characteristics:

• leading market positions

• high barriers to market entry and other competitive or technological advantages

• high returns on equity and assets

• good growth prospects

• value, or how a stock is priced relative to its perceived intrinsic worth

• strong management

• relative low debt burdens

The fixed-income portion of the fund's portfolio may include corporate bonds, debentures, notes, mortgage-related securities, including collateralized mortgage obligations (CMOs), asset-backed securities, convertible securities, municipal obligations, zero coupon bonds and money market instruments. The fund invests principally in securities that, when purchased, are rated investment grade (i.e., Baa/BBB or higher) or are the unrated equivalent as determined by Dreyfus, and in securities that are issued or guaranteed by the U.S. government (including its agencies and instrumentalities), including Treasury inflation-protected securities (TIPS). The fund may invest up to 5% of its assets in securities rated below investment grade (but not lower than B) at the time of purchase, or the unrated equivalent as determined by Dreyfus. The fund may invest up to 10% of its assets in bonds issued by foreign issuers that are denominated in U.S. dollars or foreign currencies, but will limit its investment in bonds issued by foreign issuers that are denominated in foreign currencies to no more than 5% of the fund's assets. The fund has no limit with respect to its portfolio maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts, swap agreements (including credit default swap agreements on corporate bonds and asset-backed securities), options on swap agreements, and other credit derivatives, as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate risk or as part of a hedging strategy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. Although the fund does not engage in frequent and active trading as a principal investment strategy, the fund may engage in short-term trading in the execution of its investment strategy.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's portfolio managers to allocate effectively the fund's assets among the equity and fixed-income securities. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which currently are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries currently are at or near historic lows. The Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

• Asset-backed securities risk. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which currently are at or near historic lows in the United States. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Zero coupon securities risk. Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay cash interest throughout the period to maturity, the fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. The Internal Revenue Code requires the holder of a zero coupon security to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income tax, the fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Other investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Leverage risk. The use of leverage, such as entering into futures contracts, engaging in forward commitment transactions, lending portfolio securities and engaging in reverse repurchase agreements, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

• Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Other potential risks. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategies, and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $258 billion in 150 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of .74% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's semiannual report for the six-month period ended May 31, 2017. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $33.3 trillion in assets under custody and administration and $1.9 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Keith Stransky, CFA, is the fund's primary asset allocation portfolio manager, a position he has held since March 2007. Mr. Stransky is the Chief Investment Officer (Traditional) and a senior portfolio manager for EACM Advisors LLC where he has been employed since 1983. He is also employed by Dreyfus and serves as the fund's primary asset allocation portfolio manager in his capacity as an employee of Dreyfus.

Brian Ferguson, John C. Bailer, George E. DeFina, Mark A. Bogar, CFA, James A. Lydotes, CFA, and Andrew Leger are the fund's primary equity portfolio managers. This position has been held by Mr. Ferguson since March 2007, by Messrs. Bailer and DeFina since December 2015 and by Messrs. Bogar, Lydotes and Leger since September 2016, and they are employees of Dreyfus and BNY Mellon AMNA and are each jointly and primarily responsible for managing the fund's equity portfolio. BNY Mellon AMNA is a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, effective January 31, 2018. Mr. Ferguson is a senior managing director and the senior portfolio manager of the U.S. Large Cap Value Equity Team at BNY Mellon AMNA. He has been employed by BNY Mellon AMNA or a predecessor company since June 1997 and by Dreyfus since April 2001. Mr. Bailer is a senior managing director and a senior portfolio manager of U.S. dividend-oriented and large-cap strategies and is a senior research analyst on the Dynamic Large Cap Value strategy at BNY Mellon AMNA. He has been employed by BNY Mellon AMNA or a predecessor company since 1992. Mr. DeFina is a director, portfolio manager and senior quantitative analyst at BNY Mellon AMNA. He has been employed by BNY Mellon AMNA or a predecessor company since 2007. Messrs. Bailer and DeFina have been employed by Dreyfus since September 2003 and November 2015, respectively. Mr. Bogar is a senior managing director, portfolio manager and head of the global equity team at BNY Mellon AMNA. He has been employed by BNY Mellon AMNA or a predecessor company since August 2007. Mr. Lydotes is a managing director, portfolio manager and senior research analyst at BNY Mellon AMNA. He has been employed by BNY Mellon AMNA or a predecessor company since February 2005. Mr. Leger is a director and senior research analyst at BNY Mellon AMNA. He has been employed by BNY Mellon AMNA or a predecessor company since June 2014. Prior thereto, he was employed for more than five years as a research analyst at BlackRock, Inc. Messrs. Bogar, Lydotes and Leger have been employed by Dreyfus since November 2008, December 2009 and October 2015, respectively. Messrs. Ferguson, Bailer, DeFina, Bogar, Lydotes and Leger manage the fund in their capacity as employees of Dreyfus.

David Bowser, CFA, is the fund's primary fixed-income portfolio manager, a position he has held since March 2008. Mr. Bowser is a managing director and senior portfolio manager for the Global Multi-Sector Investment team at BNY Mellon AMNA. He has been employed by BNY Mellon AMNA or a predecessor company since 2000. He also has been employed by Dreyfus since July 2006. Mr. Bowser manages the fund in his capacity as an employee of Dreyfus.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Buying and Selling Shares

Class J shares of the fund are offered only to shareholders who received Class J shares in exchange for their shares of a predecessor fund as a result of the reorganization of the predecessor fund.

Dreyfus calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide-General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of "proper form" requirements. For more information, consult a representative of your financial intermediary. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Over the counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Futures contracts will be valued at the most recent settlement price. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined that day.

How to Buy Shares

By Mail.

Regular Accounts. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts. To make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

Electronic Check or Wire. To purchase additional shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction. In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors – Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

The minimum subsequent investment for regular accounts is $100. There are no minimum subsequent investments for Dreyfus-sponsored Retirement Plans or Dreyfus-sponsored IRAs. Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly.

If you request the fund to transmit your redemption proceeds to you by check, the fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information. Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the Dreyfus Family of

Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), to the extent the composition of the fund's investment portfolio enables it to do so, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets) or the redemption request is during stressed market conditions. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.dreyfus.com or through Dreyfus Express® automated account access system, there is a $100,000 per day limit.

Automatically. You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. For example, banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Dreyfus Automatic Withdrawal Plan, Dreyfus Auto-Exchange Privileges, automatic investment plans (including Dreyfus Automatic Asset Builder®), automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through a financial intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the financial intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund may charge regular accounts with balances below $2,000 an annual fee of $12. The fee generally will be imposed during the fourth quarter of each calendar year.

No small account fee will be charged: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Retirement Plan accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you or your financial intermediary instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

Distributions paid by the fund are subject to federal income taxes, and also may be subject to state or local taxes (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at www.dreyfus.com/accounts-services/tax-center or by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Services for Fund Investors

The following services may be available to fund investors. If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different restrictions on these services and privileges, or may not make them available at all. Consult a representative of your financial intermediary or Retirement Plan for further information.

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the Dreyfus Family of Funds. Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semiannual or annual period, provided your account balance is at least $5,000.

Conversion Feature

Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class. Shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. The fund reserves the right to refuse any conversion request.

Wire Redemption and Dreyfus TeleTransfer Privileges

To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege. To purchase additional shares of your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege. You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative. Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Express® Voice-Activated Account Access

You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System. You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®. Certain requests require the services of a representative.

Retirement Plans and IRAs

Dreyfus offers a variety of Retirement Plans and IRAs (including traditional and Roth IRAs and Coverdell Education Savings Accounts).  Here's where you call for information:

• For traditional, rollover and Roth IRAs and Coverdell Education Savings Accounts, call 1-800-DREYFUS (inside the U.S. only)

• For SEP-IRAs, SARSEPs, SIMPLE IRAs and Retirement Plan accounts, call 1-800-358-0910

Financial Highlights

These financial highlights describe the performance of the fund's Class J shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended November 30,
Class J Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	21.49	21.41	22.93	21.49	18.06
Investment Operations:
Investment income—net[a]	.26	.27	.24	.24	.22
Net realized and unrealized gain (loss) on investments	2.21	1.03	.20	1.71	3.47
Total from Investment Operations	2.47	1.30	.44	1.95	3.69
Distributions:
Dividends from investment income—net	(.28)	(.24)	(.24)	(.23)	(.26)
Dividends from net realized gain on investments	-	(.98)	(1.72)	(.28)	-
Total Distributions	(.28)	(1.22)	(1.96)	(.51)	(.26)
Net asset value, end of period	23.68	21.49	21.41	22.93	21.49
Total Return (%)	11.69	6.56	2.07	9.24	20.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	1.04	1.00	.99	1.03
Ratio of net expenses to average net assets	.95	.95	.95	.95	.98
Ratio of net investment income to average net assets	1.15	1.34	1.11	1.11	1.13
Portfolio Turnover Rate	97.15	105.77	114.35	110.18	112.56
Net Assets, end of period ($ x 1,000)	18,203	17,725	17,879	20,184	20,441
[a] Based on average shares outstanding.

For More Information

Dreyfus Balanced Opportunity Fund

A series of Dreyfus Manager Funds II

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose, at www.dreyfus.com under Products, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. Dreyfus money market funds generally disclose, also at www.dreyfus.com under Products, their complete schedule of holdings daily. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-21327

© 2018 MBSC Securities Corporation 6005P0318A